UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2008

ZHAOHENG HYDROPOWER COMPANY
(Exact Name of Registrant as Specified in Charter)

______________________________

000-52786
(Commission File Number)

Nevada	41-184782
(State or other Jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

F/19, Unit A, JingFengCheng Building
5015 Shennan Road, Shenzhen PRC 518025
 (Address of Principal Executive Offices)
(Zip Code)

(011-86) 755-8207-0966
 (Registrant’s telephone number, including area code)

Certified Technologies Corporation
5353 Manhattan Circle
 Suite 101
 Boulder, CO 80303
(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 1, 2008, the Board of Directors of Zhaoheng Hydropower Company (the “Company”) appointed Heung Sang (Dexter) Fong as a director of the Company.  Mr. Fong is currently the Executive Vice President of Corporate Development at Fuqi International Inc. From January 2004 to November 2006, Mr. Fong served as the managing partner of Iceberg Financial Consultants, a financial advisory firm based in China that advises Chinese clients in capital raising activities in the United States. From December 2001 to December 2003, Mr. Fong was the Chief Executive Officer of Holley Communications, a Chinese company that engaged in CDMA chip and cell phone design. From March 2002 to March 2004, he served as Chief Financial Officer of Pacific Systems Control Technology, Inc. From May 2001 to November 2001, Mr. Fong was the Director of Finance of PacificNet, Inc., a customer relationship management, mobile internet, e-commerce and gaming technology based in China and listed on the Nasdaq Global market. From December 1998 to April 2001, he was the Group Financial Controller of Oregon Scientific, a wholly-owned subsidiary of IDT, a Hong Kong Stock Exchange-listed company. Mr. Fong is a U.S. CPA and has held various positions in such capacity with accounting firms in the United States and Hong Kong, including Deloitte and Touche, Ernst and Young, and KPMG Peat Marwick. Mr. Fong also currently serves as an independent director and audit committee member of a Hong Kong public company, Universal Technology Inc. Mr. Fong also serves as a director and audit committee chairman, for each of Diguang International Development Co., Ltd. and Kandi Technology Corp., both U.S. publicly-traded companies. Mr. Fong graduated from the Hong Kong Baptist College with a diploma in History in 1982. He also received an MBA from the University of Nevada at Reno in 1989 and a Masters degree in Accounting from the University of Illinois at Urbana Champaign in 1993.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                ZHAOHENG HYDROPOWER COMPANY

                                                                By: /s/ Guosheng Xu
                                                                  Name: Guosheng Xu
                                                                  Title:   Chief Executive Officer
Date:  September 1, 2008